      As Filed with the Securities and Exchange Commission on July 27, 2000

                                                      Registration No. 333-62181

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                  ------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------

                       UNION PACIFIC RESOURCES GROUP INC.
             (Exact name of Registrant as specified in its charter)

               Utah                                     13-2647483
  (State or other jurisdiction of                      IRS Employer
  incorporation or organization)                    Identification No.)

                                 777 Main Street
                          Fort Worth, Texas 76102-6203
                                 (817) 321-6000
                    (Address of principal executive offices)

                              UPRG CAPITAL TRUST I
                              UPRG CAPITAL TRUST II
                             UPRG CAPITAL TRUST III
           (Exact name of Registrants as specified in their charters)

              Delaware                             Not Applicable
  (State or other jurisdiction of                   (IRS Employer
  incorporation or organization)                  Identification No.)

                                 777 Main Street
                          Fort Worth, Texas 76102-6203
                                 (817) 321-6000
                    (Address of principal executive offices)

                          UNION PACIFIC RESOURCES INC.
             (Exact name of Registrant as specified in its charter)

        ALBERTA, CANADA                                 98-0186874
  (State or other jurisdiction of                     (IRS Employer
 incorporation or organization)                      Identification No.)

                            400-425 First Street S.W.
                         Calgary, Albert, Canada T2P 4V4
                                 (403) 231-0111
                    (Address of principal executive offices)

                               UPR CAPITAL COMPANY
             (Exact name of Registrant as specified in its charter)

     NOVA SCOTIA, CANADA                                Not Applicable
 (State or other jurisdiction of                        (IRS Employer
 incorporation or organization)                        Identification No.)

                            400-425 First Street S.W.
                         Calgary, Albert, Canada T2P 4V4
                                 (403) 231-0111
                    (Address of principal executive offices)

                                  -------------


                                KERRY R. BRITTAIN
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       UNION PACIFIC RESOURCES GROUP INC.
                                 777 MAIN STREET
                          FORT WORTH, TEXAS 76102-6203
                                 (817) 321-6000
                      (Name, address, and telephone number,
                   including area code, of agent for service)
                                  -------------

       This Post-Effective Amendment No. 1 to Registration Statement No. 333-62181 is being filed by Union Pacific Resources Group Inc., UPRG Capital Trust I, UPRG Capital Trust II, UPRG Capital Trust III, Union Pacific Resources Inc., and UPR Capital Company (each a "Registrant") to deregister under the Securities Act of 1933, as amended, (the "Securities Act") the securities that were originally registered on this Registration Statement but that were not sold.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act, Union Pacific Resources Group Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on July 14, 2000.

                                    UNION PACIFIC RESOURCES GROUP INC.

                                    By: /s/ MORRIS B. SMITH
                                        -------------------------------
                                        Morris B. Smith,
                                        Vice President, Chief Financial Officer
                                        and Treasurer

            Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 has been signed below, on this 14th day of July, 2000, by the following persons on behalf of the Registrant and in the capacities indicated.

/s/ GEORGE LINDAHL III              Chairman, Chief Executive Officer and
--------------------------          Director (Principal Executive Officer)
George Lindahl III

/s/ MORRIS B. SMITH                 Vice President and Chief Financial Officer
--------------------------          (Principal Accounting and Financial Officer)
Morris B. Smith

          *                         Director
--------------------------
H. Jesse Arnelle

          *                         Director
--------------------------
Lynne V. Cheney

          *                         Director
--------------------------
Preston M. Geren III

         *                          Director
--------------------------
Lawrence M. Jones

         *                          Director
--------------------------
Drew Lewis

         *                          Director
--------------------------
Claudine B. Malone

         *                          Director
--------------------------
John W. Poduska, Sr., Ph.D.


         *                          Director
--------------------------
Michael E. Rossi

         *                          Director
--------------------------
Jeff Sandefer

         *                          Director
--------------------------
Samuel K. Skinner

         *                          Director
--------------------------
James R. Thompson

*By:  /s/ KATHY L. COX
      --------------------------
      Kathy L. Cox, as attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act, each of UPRG Capital Trust I, UPRG Capital Trust II and UPRG Capital Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on July 14, 2000.

                                   UPRG CAPITAL TRUST I,
                                   a Delaware business trust

                                   By:       UNION PACIFIC RESOURCES GROUP
                                             INC., as Depositor

                                   By:       /s/ MORRIS B. SMITH
                                             --------------------------------
                                             Morris B. Smith,
                                             Vice President and Chief
                                             Financial Officer


                                   UPRG CAPITAL TRUST II,
                                   a Delaware business trust

                                   By:       UNION PACIFIC RESOURCES GROUP
                                             INC., as Depositor

                                   By:       /s/ MORRIS B. SMITH
                                             ---------------------------------
                                             Morris B. Smith,
                                             Vice President and Chief
                                             Financial Officer

                                   UPRG CAPITAL TRUST III,
                                   a Delaware business trust

                                   By:       UNION PACIFIC RESOURCES GROUP
                                             INC., as Depositor

                                   By:       /s/ MORRIS B. SMITH
                                             ---------------------------------
                                             Morris B. Smith,
                                             Vice President and Chief Financial
                                             Officer

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act, Union Pacific Resources Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on July 14, 2000.

                                    UNION PACIFIC RESOURCES INC.,
                                    an Alberta, Canada corporation

                                    By: /s/ MORRIS B. SMITH
                                        ------------------------------------
                                        Morris B. Smith,
                                        Vice President, Finance and Chief
                                        Financial Officer

            Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 has been signed below, on this 14th day of July, 2000, by the following persons on behalf of the Registrant and in the capacities indicated.

/s/ JOHN B. VERING                  Chief Executive Officer and President
--------------------------------    (Principal Executive Officer)
John B. Vering

/s/ MORRIS B. SMITH                 Vice President, Finance and Chief Financial
--------------------------------    Officer (Principal Accounting and Financial
Morris B. Smith                     Officer)

/s/ KERRY R. BRITTAIN               Director
--------------------------------
Kerry R. Brittain

/s/ JOHN F. CURRAN                  Director
--------------------------------
John F. Curran

/s/ ROBERT A. LEHODEY               Director
--------------------------------
Robert A. Lehodey

/s/ GEORGE LINDAHL III              Director
--------------------------------
George Lindahl III
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/s/ JAMES G. SMELTZER               Director
--------------------------------
James G. Smeltzer

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act, UPR Capital Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on July 14, 2000.

                                    UPR CAPITAL COMPANY,
                                    A Nova Scotia, Canada unlimited liability company

                                    By: /s/ MORRIS B. SMITH
                                        ------------------------------------
                                        Morris B. Smith,
                                        Vice President and Director


            Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 has been signed below, on this 14th day of July, 2000, by the following persons on behalf of the Registrant and in the capacities indicated.

/s/ JOHN B. VERING                  Chief Executive Officer and President
-----------------------------       (Principal Executive Officer)
John B. Vering

/s/ MORRIS B. SMITH                 Vice President and Director
-----------------------------       (Principal Accounting and Financial Officer)
Morris B. Smith

/s/ KERRY R. BRITTAIN               Director
-----------------------------
Kerry R. Brittain

/s/ GEORGE LINDAHL III              Director
-----------------------------
George Lindahl III

/s/ MORRIS B. SMITH                 Director
-----------------------------
Morris B. Smith